SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 22, 2000


                                 BACOU USA, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

                         0-28040                        05-0470688
                   ---------------------            --------------------
                  (Commission File Number)     (IRS Employer Identification No.)


            10 Thurber Boulevard, Smithfield, Rhode Island 02917-1896
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               (Address of principal executive offices)    (Zip Code)


           Registrant's telephone number, including area code: 401-233-0333
                                                               ------------


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.
          ------------


     Pursuant  to  Form  8-K,   General   Instruction   F,  the  Company  hereby
incorporates by reference the press release attached hereto as Exhibit 99.


Item 7.   Financial Statements and Exhibit List.
          -------------------------------------


          Exhibit                          Exhibit Title
          -------                          -------------

          Exhibit 99                       Press Release dated February 22, 2000


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                BACOU USA, INC.



                                By   /s/ Philip B. Barr
                                  ----------------------------------------------
                                         Philip B. Barr
                                         President and Chief Executive Officer



Dated:  February 23, 2000